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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:   JULY 1, 1998
                       (DATE OF EARLIEST EVENT REPORTED)


                          TURBOCHEF TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                  0-23478                     48-1100390
(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NUMBER)


               10500 METRIC DRIVE, SUITE 128, DALLAS, TEXAS 75243
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 341-9471

                                TURBOCHEF, INC.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.   OTHER EVENTS.

          On May 21, 1998, the Board of Directors of the Registrant approved, and recommended for adoption by the stockholders, an amendment to Article First of the Registrant's Restated Certificate of Incorporation to change the name of the Registrant to TurboChef Technologies, Inc. On June 30, 1998, the stockholders of the Registrant approved the proposal to change the name of the Registrant. The Registrant filed a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective July 1, 1998, changing the name of the Registrant from TurboChef, Inc. to TurboChef Technologies, Inc. as of such date.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TURBOCHEF TECHNOLOGIES, INC.



Date: July 2, 1998                    By: /s/ DENNIS J. JAMESON
                                         -------------------------------------
                                         Dennis J. Jameson
                                         Executive Vice President and Chief
                                         Financial Officer